K&L GATES LLP STATE STREET FINANCIAL CENTER ONE LINCOLN STREET BOSTON, MA 02111 T +1 617 261 3100 F +1 617 261 3175 klgates.com

Cal J. Gilmartin (617) 951-9103 (phone) cal.gilmartin@klgates.com

February 10, 2020

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:	Evanston Alternative Opportunities Fund File Nos. 333-219360 and 811-22904

Ladies and Gentlemen:

Transmitted electronically with this letter, on behalf of Evanston Alternative Opportunities Fund (the “Fund”), is a proxy statement filed in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). The Proxy Statement contains information about the following proposals for approval by shareholders of the Fund at a special meeting of shareholders to be held on Monday, May 11, 2020: (1) a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and Evanston Capital Management, LLC (the “Adviser”); and (2) the election of William Adams IV as a Trustee of the Fund (collectively, the “Proposals”).

The Adviser is in the process of making certain changes to its ownership structure whereby the portion of the Adviser currently owned by certain private funds will be directly or indirectly acquired primarily by employees of the Adviser (the “Proposed Transaction”). As described in greater detail in the Proxy Statement, the Proposed Transaction will be deemed a change of control of the Adviser that would result in an “assignment” of the current investment advisory agreement under the Investment Company Act of 1940, as amended.

The Board voted unanimously to approve the Proposals. Approval of the New Advisory Agreement and the election of the new trustee require the approval of Fund investors. Accordingly, the Fund is filing the Proxy Statement, which contains further details about the Proposed Transaction.
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Any questions should be directed to the undersigned at 617.951.9103.
Sincerely, /s/ Cal J. Gilmartin Cal J. Gilmartin